                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3009

                             Columbia Funds Trust II
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts      02111
            ---------------------------------------------------------
             (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                  ---------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    -----------------

Date of fiscal year end:   08/31/05
                           ------------

Date of reporting period:  02/28/05
                           ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA NEWPORT GREATER CHINA FUND

SEMIANNUAL REPORT

FEBRUARY 28, 2005

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        12

   Statement of Operations                                                    13

   Statements of Changes in Net Assets                                        14

   Notes to Financial Statements                                              15

   Financial Highlights                                                       21

Important Information
About This Report                                                             25

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                             COLUMBIA NEWPORT GREATER CHINA FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE

                                             COLUMBIA NEWPORT GREATER CHINA FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  China Mobile Hong Kong                                                     5.8
  China Merchants Holdings International                                     5.6
  Taiwan Semiconductor Manufacturing                                         5.0
  PetroChina                                                                 4.9
  Datang International Power Generation                                      4.1
  Chinatrust Financial Holding                                               4.0
  Sun Hung Kai Properties                                                    3.7
  Hon Hai Precision Industry                                                 3.7
  Hong Kong & China Gas                                                      3.6
  Henderson Land Development                                                 3.4

TOP 5 SECTORS AS OF 02/28/05 (%)

  Financials                                                                23.7
  Industrials                                                               17.9
  Information technology                                                    15.6
  Utilities                                                                 10.5
  Telecommunication services                                                10.3

Sector breakdown and portfolio holdings are calculated as a percentage of net assets. Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 15.43% WITHOUT SALES CHARGE.

- THE FUND, ITS BENCHMARK AND PEER GROUP AVERAGE ALL REGISTERED DOUBLE-DIGIT RETURNS AS ECONOMIC PROGRESS CONTINUED THROUGHOUT THE REGION AND THE ENERGY SECTOR, IN PARTICULAR, LOGGED STRONG GAINS.

- THE FUND HAD LESS EXPOSURE TO ENERGY THAN ITS INDEX, WHICH HAMPERED PERFORMANCE, AS DID OUR EMPHASIS ON HONG KONG STOCKS, WHICH TRAILED OTHER ASIAN MARKETS.

[CHART]

CLASS A SHARES        15.43%
MSCI CHINA INDEX      19.03%

                                    OBJECTIVE
Seeks long-term growth of capital by investing primarily in equity securities of companies located in the greater China Region

                                TOTAL NET ASSETS
                                  $82.4 million

MANAGEMENT STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                             COLUMBIA NEWPORT GREATER CHINA FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/16/97 - 02/28/05

                CLASS A SHARES       CLASS A SHARES
             WITHOUT SALES CHARGE   WITH SALES CHARGE   MSCI CHINA INDEX   HANG SENG INDEX
  05/16/97               $ 10,000            $  9,425           $ 10,000          $ 10,000
   5/31/97               $ 13,418            $ 12,646           $ 10,000          $ 10,000
   6/30/97               $ 14,415            $ 13,586           $ 10,224          $ 10,304
   7/31/97               $ 15,104            $ 14,236           $ 11,624          $ 11,105
   8/31/97               $ 13,417            $ 12,645           $ 12,309          $  9,621
   9/30/97               $ 13,701            $ 12,913           $ 10,262          $ 10,275
  10/31/97               $ 10,149            $  9,565           $  8,596          $  7,271
  11/30/97               $  9,631            $  9,077           $  7,040          $  7,269
  12/31/97               $  9,887            $  9,319           $  6,832          $  7,397
   1/31/98               $  7,778            $  7,331           $  5,094          $  6,392
   2/28/98               $ 10,474            $  9,872           $  6,901          $  7,929
   3/31/98               $ 10,346            $  9,751           $  6,723          $  8,000
   4/30/98               $  9,352            $  8,814           $  6,030          $  7,241
   5/31/98               $  7,944            $  7,487           $  5,239          $  6,268
   6/30/98               $  6,852            $  6,458           $  4,422          $  6,025
   7/31/98               $  5,963            $  5,621           $  3,622          $  5,597
   8/31/98               $  4,774            $  4,499           $  2,641          $  5,167
   9/30/98               $  6,287            $  5,926           $  3,782          $  5,611
  10/31/98               $  7,770            $  7,323           $  4,159          $  7,245
  11/30/98               $  8,049            $  7,586           $  4,291          $  7,453
  12/31/98               $  7,892            $  7,438           $  3,937          $  7,199
   1/31/99               $  7,097            $  6,689           $  3,205          $  6,814
   2/28/99               $  6,968            $  6,568           $  3,069          $  7,067
   3/31/99               $  7,756            $  7,310           $  3,487          $  7,895
   4/30/99               $  9,000            $  8,482           $  4,362          $  9,644
   5/31/99               $  8,818            $  8,311           $  4,372          $  8,825
   6/30/99               $ 10,867            $ 10,242           $  6,420          $  9,839
   7/31/99               $ 10,336            $  9,741           $  5,619          $  9,583
   8/31/99               $ 10,579            $  9,970           $  5,574          $  9,836
   9/30/99               $  9,986            $  9,412           $  5,351          $  9,298
  10/31/99               $ 10,366            $  9,770           $  4,919          $  9,725
  11/30/99               $ 12,096            $ 11,400           $  4,825          $ 11,323
  12/31/99               $ 13,241            $ 12,480           $  4,462          $ 12,490
 1/31/2000               $ 13,302            $ 12,537           $  4,268          $ 11,421
 2/29/2000               $ 14,425            $ 13,595           $  3,484          $ 12,621
 3/31/2000               $ 15,760            $ 14,854           $  3,564          $ 12,853
 4/30/2000               $ 14,061            $ 13,253           $  3,900          $ 11,487
 5/31/2000               $ 13,552            $ 12,773           $  3,970          $ 10,924
 6/30/2000               $ 15,009            $ 14,146           $  4,500          $ 12,014
 7/31/2000               $ 15,503            $ 14,612           $  4,415          $ 12,519
 8/31/2000               $ 15,162            $ 14,290           $  4,236          $ 12,761
 9/30/2000               $ 14,114            $ 13,303           $  3,721          $ 11,694
10/31/2000               $ 13,287            $ 12,523           $  3,547          $ 11,141
11/30/2000               $ 12,574            $ 11,851           $  3,075          $ 10,481
12/31/2000               $ 13,121            $ 12,366           $  3,100          $ 11,317
 1/31/2001               $ 14,107            $ 13,296           $  3,549          $ 12,072
 2/28/2001               $ 13,652            $ 12,867           $  3,226          $ 11,086
 3/31/2001               $ 12,445            $ 11,729           $  2,703          $  9,645
 4/30/2001               $ 13,408            $ 12,637           $  2,977          $ 10,146
 5/31/2001               $ 13,363            $ 12,594           $  3,058          $ 10,026
 6/30/2001               $ 13,074            $ 12,322           $  3,159          $  9,929
 7/31/2001               $ 12,436            $ 11,721           $  2,731          $  9,378
 8/31/2001               $ 11,313            $ 10,662           $  2,140          $  8,498
 9/30/2001               $ 10,175            $  9,590           $  2,067          $  7,637
10/31/2001               $ 10,592            $  9,983           $  2,120          $  7,744
11/30/2001               $ 11,472            $ 10,813           $  2,327          $  8,689
12/31/2001               $ 11,737            $ 11,062           $  2,335          $  8,782
 1/31/2002               $ 11,714            $ 11,040           $  2,116          $  8,263
 2/28/2002               $ 11,629            $ 10,961           $  2,133          $  8,077
 3/31/2002               $ 12,342            $ 11,633           $  2,253          $  8,584
 4/30/2002               $ 12,879            $ 12,139           $  2,351          $  8,972
 5/31/2002               $ 12,864            $ 12,124           $  2,387          $  8,859
 6/30/2002               $ 12,236            $ 11,532           $  2,307          $  8,308
 7/31/2002               $ 11,501            $ 10,839           $  2,206          $  8,050
 8/31/2002               $ 10,949            $ 10,319           $  2,163          $  7,934
 9/30/2002               $ 10,220            $  9,633           $  1,991          $  7,186
10/31/2002               $ 10,251            $  9,662           $  2,003          $  7,486
11/30/2002               $ 10,849            $ 10,225           $  2,085          $  7,999
12/31/2002               $ 10,272            $  9,681           $  2,007          $  7,408
 1/31/2003               $ 10,487            $  9,884           $  2,103          $  7,358
 2/28/2003               $ 10,356            $  9,761           $  2,050          $  7,251
 3/31/2003               $  9,902            $  9,332           $  1,971          $  6,955
 4/30/2003               $  9,994            $  9,419           $  1,974          $  7,072
 5/31/2003               $ 11,072            $ 10,435           $  2,226          $  7,749
 6/30/2003               $ 11,519            $ 10,857           $  2,369          $  7,825
 7/31/2003               $ 12,645            $ 11,918           $  2,603          $  8,282
 8/31/2003               $ 13,778            $ 12,985           $  2,777          $  8,994
 9/30/2003               $ 14,125            $ 13,313           $  2,798          $  9,352
10/31/2003               $ 15,227            $ 14,351           $  3,224          $ 10,127
11/30/2003               $ 14,934            $ 14,076           $  3,256          $ 10,275
12/31/2003               $ 15,905            $ 14,990           $  3,764          $ 10,504
 1/31/2004               $ 16,579            $ 15,626           $  3,740          $ 11,082
 2/29/2004               $ 17,579            $ 16,568           $  3,973          $ 11,587
 3/31/2004               $ 16,611            $ 15,655           $  3,638          $ 10,632
 4/30/2004               $ 15,169            $ 14,297           $  3,163          $ 10,029
 5/31/2004               $ 15,789            $ 14,881           $  3,380          $ 10,343
 6/30/2004               $ 15,680            $ 14,779           $  3,359          $ 10,423
 7/31/2004               $ 15,440            $ 14,552           $  3,372          $ 10,385
 8/31/2004               $ 15,998            $ 15,078           $  3,386          $ 10,946
 9/30/2004               $ 16,431            $ 15,486           $  3,636          $ 11,233
10/31/2004               $ 16,494            $ 15,545           $  3,548          $ 11,201
11/30/2004               $ 17,780            $ 16,758           $  3,905          $ 12,125
12/31/2004               $ 18,200            $ 17,153           $  3,835          $ 12,285
 1/31/2005               $ 17,730            $ 16,711           $  3,752          $ 11,805
02/28/2005               $ 18,471            $ 17,409           $  4,028          $ 12,219

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Shares of the Columbia Newport Greater China Fund were offered during a subscription period that began June 20, 1997 and ended July 25, 1997. The subscription proceeds were invested into the fund on July 25, 1997. The fund's performance returns are calculated from its inception date of May 16, 1997. Index performance is from May 31, 1997.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)

   SHARE CLASS                   A                  B                  C                Z
------------------------------------------------------------------------------------------------
   INCEPTION                 05/16/97           05/16/97            05/16/97        05/16/97
------------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)     15.43     8.79     15.00    10.00     14.95    13.95      15.61
   1-YEAR                    5.05    -0.99      4.26    -0.74      4.15     3.15       5.31
   5-YEAR                    5.06     3.83      4.28     3.94      4.24     4.24       5.85
   LIFE                      8.20     7.38      7.47     7.47      7.65     7.65       8.84

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)

   SHARE CLASS                   A                  B                  C                Z
------------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
------------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)     16.07     9.40     15.69    10.69     15.69    14.69      16.24
   1-YEAR                   14.43     7.85     13.62     8.62     13.48    12.48      14.76
   5-YEAR                    6.57     5.31      5.79     5.47      5.73     5.73       7.38
   LIFE                      8.17     7.33      7.45     7.45      7.63     7.63       8.83

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
05/16/97 - 02/28/05 ($)

   SALES CHARGE:    WITHOUT    WITH
---------------------------------------
   Class A          18,471    17,409
   Class B          17,526    17,526
   Class C          17,754    17,754
   Class Z          19,349       n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                             COLUMBIA NEWPORT GREATER CHINA FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05

               ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE                 EXPENSES PAID
             BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)            DURING THE PERIOD ($)          FUND'S ANNUALIZED
               ACTUAL   HYPOTHETICAL         ACTUAL   HYPOTHETICAL           ACTUAL    HYPOTHETICAL          EXPENSE RATIO (%)
   Class A    1,000.00    1,000.00          1,154.32    1,016.07              9.40         8.80                   1.76
   Class B    1,000.00    1,000.00          1,150.01    1,012.35             13.38        12.52                   2.51
   Class C    1,000.00    1,000.00          1,149.51    1,012.35             13.38        12.52                   2.51
   Class Z    1,000.00    1,000.00          1,156.11    1,017.31              8.07         7.55                   1.51

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                             COLUMBIA NEWPORT GREATER CHINA FUND

During the six-month period that began September 1, 2004, and ended February 28, 2005, the global economy expanded at an estimated pace of 4.6%. Despite three quarters of somewhat slower growth, mainland China reported that its gross domestic product (GDP) grew at an annualized rate of 9.5% in 2004. Hong Kong's economy bounced back strongly from SARS-related problems that weighed on the region in 2003 and grew 8.1%. Taiwan reported a solid but less spectacular GDP gain of approximately 5.0%.

STOCK MARKETS RECORD STRONG GAINS

In general, strong economic growth translated into double-digit gains for the region's stock markets. The MSCI China Index rose 19.03%. Hong Kong stocks returned 11.60%, as measured by the Hang Seng Index. The MSCI All Country Asia ex Japan Index, which measures a wider range of markets, including the smaller and emerging markets of Southeast Asia, rose 24.85% for the six-month period.

CHINA CONTINUES TO DRIVE ASIA'S FORTUNES

Despite a relatively successful attempt by the People's Bank of China to rein in the pace of economic growth, Chinese exports hit record levels in 2004, thanks in part to a weaker dollar. Agricultural output soared and retail sales also helped spur the sizeable jump in GDP. Imports of crude oil rose nearly 35% to meet rising demand from electricity producers and to satisfy the need for fuel for autos and trucks as private ownership of vehicles rapidly expands.

Yet, some key indicators suggest that the government's efforts to slow the economy are working. Industrial production is growing at a slower pace compared to 2003 and early 2004, and fixed asset investment has slowed. Slower growth in the euro zone and the United States in 2005 is expected to lower demand for Chinese exports going forward.

EMPLOYMENT GAINS FUELED GROWTH IN HONG KONG AND TAIWAN

Hong Kong's economic recovery broadened in 2004, partly to meet strong demand from mainland China but also in response to improved domestic demand. Although unemployment remains stubbornly high at around 6.5%, increased economic activity helped drive Hong Kong's unemployment rate down by more than one percentage point. Hong Kong's pace of growth is likely to slow in 2005 in response to slower worldwide growth. Export demand is likely to fall and household income growth is not expected to be strong, which could restrain domestic demand.

Taiwan's economy expanded in 2004 as declining unemployment and a strong currency drove stronger domestic demand. Economic growth slowed somewhat during the first half of this reporting period, and 2005 could bring even slower growth. The Taiwanese government has lowered its official forecast for growth to just over 4.0%, citing lower expectations for exports. However, the slowdown in exports could be offset by a further pick-up in domestic demand.

LOOKING AHEAD

Because both Hong Kong and Taiwan rely heavily on mainland China for economic activity, they share a common fate. If further measures to cool the Chinese economy fail, a hard landing would have a significant impact on both economies. A sharp decline in consumer spending in the United States, Europe and Japan would also hurt both Hong Kong and Taiwan. As a result, all eyes remain fixed on China as an indicator of growth for the region in the period ahead.

[SIDENOTE]

SUMMARY:

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005

- SOLID ECONOMIC GROWTH HELPED THE STOCK MARKETS OF GREATER CHINA GENERATE DOUBLE-DIGIT GAINS. THE MSCI CHINA INDEX RETURNED 19.03%.

-   HONG KONG STOCKS, AS MEASURED BY THE HANG SENG INDEX, GAINED 11.60%.

- THE CHINESE GOVERNMENT'S ABILITY TO REIN IN ECONOMIC GROWTH IS EXPECTED TO BE A KEY FACTOR IN ECONOMIC AND MARKET PERFORMANCE IN 2005.

[CHART]

MSCI CHINA INDEX   19.03%
HANG SENG INDEX    11.60%


The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

PORTFOLIO MANAGER'S REPORT

                                             COLUMBIA NEWPORT GREATER CHINA FUND

For the six-month period ended February 28, 2005, class A shares of Columbia Newport Greater China Fund returned 15.43% without sales charge. The fund trailed the MSCI China Index, which returned 19.03%. The fund's return was higher than the 11.60% return of the Hang Seng Stock Index, an index that tracks the performance of Hong Kong stocks, which are not included in the MSCI China Index. The fund underperformed the 16.99% average of its peer group, the Lipper China Region Funds Category.(1)

An underweight in the energy sector held back the fund's return as the sector was one of the period's strongest performers. However, the fund benefited from exposure to two strong performers in the energy sector--China-based PetroChina and Hong Kong-based CNOOC. A significant overweight in Hong Kong, which did not perform as well as some other Asian markets, also detracted from results. Hong Kong stocks pulled back in the second half of 2004 after making strong gains in the first half of the year.

ECONOMIC GROWTH LINKED TO DOMESTIC TRENDS

For more than a year, we have focused the portfolio on three important trends that we believe could have long-term influence on economic growth in the Greater China region--infrastructure development, domestic consumption and "re-inflation," or an end to the long deflationary period that some Asian economies have experienced. Because the portfolio was already positioned to take advantage of these broad themes, we made relatively few changes over the six-month period. The fund's country allocation remained relatively unchanged; and financials, industrials and information technology remain its largest sector weights.

In China we added marginally to a few stocks, such as China Merchants Holdings International, the country's leading public port operator. After successfully engineering a modest slowdown in economic growth early in 2004, China's stock market rallied later in the year, and the fund's investments in the country contributed substantially to return.

Real estate stocks accounted for the largest part of our position in Hong Kong. Over the period, economic growth continued to improve and prices for goods and services rose. Unfortunately, this improving economic backdrop was overshadowed by concerns about rising US interest rates, and Hong Kong stocks--particularly in the property sector--turned in mixed results. Henderson Land Development declined while Swire Pacific produced a double-digit return. Although we were disappointed in the short-term results of some property stocks, we maintained the fund's relatively large position in the sector because we continue to believe that the long-term prospects for Hong Kong real estate are positive.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

   Class A                             23.61
   Class B                             23.15
   Class C                             23.45
   Class Z                             24.45

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

   Class A                              0.21
   Class B                              0.06
   Class C                              0.06
   Class Z                              0.26

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

   PetroChina                            4.9
   CNOOC                                 1.9
   China Merchants Holdings
    International                        5.6
   Henderson Land Development            3.4
   Swire Pacific                         1.8
   Delta Electronics                     1.0
   Hon Hai Precision Industry            3.7
   Taiwan Semiconductor Manufacturing    5.0
   Chinatrust Financial Holding          4.0
   Cathay Financial Holding              2.8
   Esprit Holdings                       2.7
   Li & Fung                             3.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

FINDING VALUE IN TECHNOLOGY IN TAIWAN

We added to the fund's holdings in Taiwan, where we took advantage of attractively-valued technology stocks. We invested in Delta Electronics which contributed to return. Two long-term holdings, Hon Hai Precision Industry and Taiwan Semiconductor Manufacturing, also aided results. Chinatrust Financial Holding and Cathay Financial Holding--both Taiwan financial companies--generated double-digit returns.

Investments in consumer discretionary stocks reflected our outlook for a pick-up in consumer spending. In Hong Kong, retailer Esprit Holdings did well, as did Li & Fung, a global supplier of consumer products.

A CONTINUED EMPHASIS ON DOMESTIC TRENDS

We continue to believe that companies that rely on internal consumer and business spending rather than on exports will be the strongest performers. In China, valuations are high after a nine-month rally, based on historical price levels, but we do not plan to reduce the fund's exposure to China. Instead, we will seek buying opportunities during market pullbacks. We plan to add to our positions in Taiwan and Hong Kong. We believe the Taiwan market is attractively priced because it has not performed as well as other Asian markets. In Hong Kong, we believe that re-inflation has the potential to boost corporate profits and, ultimately, stock prices.

[PHOTO OF ERIC SANDLUND]

Eric Sandlund has managed Columbia Newport Greater China Fund since March 2004 and has been with the advisor and its predecessors or affiliate organizations since June 2002.

/s/ Eric Sandlund

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

[SIDENOTE]

WE PLAN TO ADD TO OUR POSITIONS IN TAIWAN AND HONG KONG.

FINANCIAL STATEMENTS

FEBRUARY 28, 2005 (UNAUDITED)                COLUMBIA NEWPORT GREATER CHINA FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

FEBRUARY 28, 2005 (UNAUDITED)                COLUMBIA NEWPORT GREATER CHINA FUND

                                                                                                        SHARES        VALUE ($)
                                               --------------------------------------------------------------------------------
COMMON STOCKS - 97.9%

CONSUMER DISCRETIONARY - 7.7%

                         DISTRIBUTORS - 4.4%   China Resources Enterprise Ltd.                         652,000          926,152
                                               Li & Fung Ltd.                                        1,580,000        2,703,842
                                                                                            Distributors Total        3,629,994

                   HOUSEHOLD DURABLES - 0.6%   Guangdong Kelon Electrical
                                                 Holdings Co., Ltd., Class H (a)                     1,576,000          443,927
                                                                                      Household Durables Total          443,927

                     SPECIALTY RETAIL - 2.7%   Esprit Holdings Ltd.                                    315,000        2,248,882
                                                                                        Specialty Retail Total        2,248,882
                                                                                                                 --------------
                                                                                                      CONSUMER
                                                                                           DISCRETIONARY TOTAL        6,322,803
CONSUMER STAPLES - 2.6%

             FOOD & STAPLES RETAILING - 0.5%   Convenience Retail Asia Ltd.                          1,176,000          435,367
                                                                                                Food & Staples
                                                                                               Retailing Total          435,367

                        FOOD PRODUCTS - 2.1%   China Mengniu Dairy Co., Ltd. (a)                       534,000          402,648
                                               People's Food Holdings Ltd.                           1,564,000        1,298,519
                                                                                           Food Products Total        1,701,167
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL        2,136,534
ENERGY - 6.8%

                            OIL & GAS - 6.8%   CNOOC Ltd.                                            2,772,500        1,588,304
                                               PetroChina Co., Ltd., Class H                         6,378,000        4,014,370
                                                                                               Oil & Gas Total        5,602,674
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL        5,602,674
FINANCIALS - 23.7%

                     COMMERCIAL BANKS - 7.0%   Chinatrust Financial Holding Co.,
                                                 Ltd.                                                2,769,247        3,310,244
                                               Dah Sing Financial Group                                224,800        1,697,857
                                               Hang Seng Bank Ltd.                                      58,000          793,871
                                                                                        Commercial Banks Total        5,801,972

       DIVERSIFIED FINANCIAL SERVICES - 2.0%   Aeon Credit Service Co., Ltd.                           524,000          352,735
                                               Guoco Group Ltd.                                         89,000          876,966
                                               JCG Holdings Ltd.                                       424,000          404,846
                                                                                         Diversified Financial
                                                                                                Services Total        1,634,547

                            INSURANCE - 3.7%   Cathay Financial Holding Co., Ltd.                    1,143,000        2,320,311
                                               China Insurance International
                                                 Holdings Co., Ltd.                                  1,726,000          752,454
                                                                                               Insurance Total        3,072,765

                         REAL ESTATE - 11.0%   Cheung Kong Holdings Ltd.                               114,000        1,082,337
                                               Henderson Land Development Co., Ltd.                    602,000        2,820,525
                                               Shanghai Forte Land Co., Ltd.,
                                                 Class H                                             1,522,000          536,113
                                               Sun Hung Kai Properties Ltd.                            332,000        3,082,905
                                               Swire Pacific Ltd., Class A                             185,000        1,507,802
                                                                                             Real Estate Total        9,029,682
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       19,538,966

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
                                               --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 0.6%

     HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%   Golden Meditech Co., Ltd.                               952,000          192,372
                                               Pihsiang Machinery Manufacturing
                                                 Co., Ltd.                                             128,698          307,469
                                                                                       Health Care Equipment &
                                                                                                Supplies Total          499,841
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL          499,841
INDUSTRIALS - 17.9%

                 ELECTRICAL EQUIPMENT - 1.2%   Johnson Electric Holdings Ltd.                        1,049,000          994,000
                                                                                    Electrical Equipment Total          994,000

             INDUSTRIAL CONGLOMERATES - 8.6%   China Merchants Holdings
                                                 International Co., Ltd.                             2,192,000        4,573,172
                                               Hutchison Whampoa Ltd.                                  278,200        2,501,759
                                                                                      Industrial Conglomerates
                                                                                                         Total        7,074,931

                               MARINE - 2.6%   Cosco Pacific Ltd.                                      972,000        2,156,091
                                                                                                  Marine Total        2,156,091

        TRANSPORTATION INFRASTRUCTURE - 5.5%   Anhui Expressway Co., Ltd.,
                                                 Class H                                             1,442,000          812,382
                                               Jiangsu Expressway Co., Ltd.,
                                                 Class H                                             2,198,000        1,076,940
                                               Zhejiang Expressway Co., Ltd.,
                                                 Class H                                             3,628,000        2,616,015
                                                                                                Transportation
                                                                                          Infrastructure Total        4,505,337
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       14,730,359
INFORMATION TECHNOLOGY - 15.6%

              COMPUTERS & PERIPHERALS - 3.4%   Acer, Inc.                                              802,582        1,306,199
                                               Lite-On Technology Corp.                              1,348,732        1,464,630
                                                                                                   Computers &
                                                                                             Peripherals Total        2,770,829

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.1%   Delta Electronics, Inc., GDR                            471,000          827,568
                                               Hon Hai Precision Industry Co., Ltd.                    650,226        3,030,159
                                               Synnex Technology International
                                                 Corp.                                                 799,700        1,198,180
                                                                                        Electronic Equipment &
                                                                                             Instruments Total        5,055,907

         INTERNET SOFTWARE & SERVICES - 0.4%   China Finance Online Co., ADR (a)                        44,400          313,464
                                                                                           Internet Software &
                                                                                                Services Total          313,464

              SEMICONDUCTORS & SEMICONDUCTOR   Taiwan Semiconductor Manufacturing
                            EQUIPMENT - 5.0%     Co., Ltd.                                           2,335,692        4,146,344
                                                                                              Semiconductors &
                                                                                                 Semiconductor
                                                                                               Equipment Total        4,146,344

                             SOFTWARE - 0.7%   Ninetowns Digital World Trade
                                                 Holdings Ltd., ADS (a)                                 66,600          577,422
                                                                                                Software Total          577,422
                                                                                                                 --------------
                                                                                        INFORMATION TECHNOLOGY
                                                                                                         TOTAL       12,863,966
MATERIALS - 2.2%

                      METALS & MINING - 2.2%   Yanzhou Coal Mining Co., Ltd.,
                                                 Class H                                             1,126,000        1,777,375
                                                                                         Metals & Mining Total        1,777,375
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL        1,777,375
TELECOMMUNICATION SERVICES - 10.3%

               DIVERSIFIED TELECOMMUNICATION   China Telecom Corp., Ltd.,
                             SERVICES - 2.8%     Class H                                             6,016,000        2,303,418
                                                                                                   Diversified
                                                                                    Telecommunication Services
                                                                                                         Total        2,303,418

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
                                               --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

  WIRELESS TELECOMMUNICATION SERVICES - 7.5%   China Mobile Hong Kong Ltd.                           1,476,500        4,786,670
                                               Taiwan Cellular Corp.                                 1,330,000        1,434,324
                                                                                    Wireless Telecommunication
                                                                                                Services Total        6,220,994
                                                                                                                 --------------
                                                                                    TELECOMMUNICATION SERVICES
                                                                                                         TOTAL        8,524,412
UTILITIES - 10.5%

                   ELECTRIC UTILITIES - 5.4%   Datang International Power
                                                 Generation Co., Ltd., Class H                       4,402,000        3,403,471
                                               Huaneng Power International,
                                                 Inc., Class H                                       1,352,000        1,045,607
                                                                                      Electric Utilities Total        4,449,078

                        GAS UTILITIES - 5.1%   Hong Kong & China Gas Co., Ltd.                       1,390,304        2,948,458
                                               Xinao Gas Holdings Ltd. (a)                           2,292,000        1,268,864
                                                                                           Gas Utilities Total        4,217,322
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        8,666,400

                                               Total Common Stocks
                                               (cost of $56,440,276)                                                 80,663,330

                                                                                                       PAR ($)
                                               --------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.4%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               02/28/05, due 03/01/05 at 2.520%,
                                               collateralized by a U.S. Treasury
                                               Bond maturing 02/15/25, market value
                                               of $1,130,642 (repurchase proceeds
                                               $1,106,077)                                           1,106,000        1,106,000

                                               Total Short-Term Obligation
                                               (cost of $1,106,000)                                                   1,106,000

                                               TOTAL INVESTMENTS - 99.3%
                                               (COST OF $57,546,276) (b)                                             81,769,330

                                               OTHER ASSETS & LIABILITIES, NET - 0.7%                                   593,598

                                               NET ASSETS - 100.0%                                                   82,362,928


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal tax purposes is $57,546,276.

ACRONYM                 NAME
ADR                     American Depositary Receipt
ADS                     American Depositary Shares
GDR                     Global Depositary Receipt

See Accompanying Notes to Financial Statements.

SUMMARY OF SECURITIES                       % OF TOTAL
BY COUNTRY                  VALUE ($)      INVESTMENTS
-------------------------------------------------------
Hong Kong                   41,098,877         50.3%
Taiwan                      19,345,429         23.7
China                       18,920,505         23.0
Singapore                    1,298,519          1.6
United States*               1,106,000          1.4
                          ------------        -----
                          $ 81,769,330        100.0%
                          ============        =====

* Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At February 28, 2005, the Fund held investments in the following sectors:

SECTOR                                    % OF NET ASSETS
---------------------------------------------------------
Financials                                     23.7%
Industrials                                    17.9
Information Technology                         15.6
Utilities                                      10.5
Telecommunication Services                     10.3
Consumer Discretionary                          7.7
Energy                                          6.8
Consumer Staples                                2.6
Materials                                       2.2
Health Care                                     0.6
Short-Term Obligation                           1.4
Other Assets & Liabilities, Net                 0.7
                                              -----
                                              100.0%
                                              =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2005 (UNAUDITED)                COLUMBIA NEWPORT GREATER CHINA FUND

                                                                                                                           ($)
                                       ---------------------------------------------------------------------------------------
                            ASSETS     Investments, at cost                                                         57,546,276
                                                                                                              ----------------
                                       Investments, at value                                                        81,769,330
                                       Cash                                                                                366
                                       Foreign currency (cost of $74,364)                                               75,204
                                       Receivable for:
                                        Fund shares sold                                                               762,560
                                        Interest                                                                            77
                                       Deferred Trustees' compensation plan                                              6,401
                                                                                                              ----------------
                                                                                               Total Assets         82,613,938

                       LIABILITIES     Payable for:
                                        Fund shares repurchased                                                        100,264
                                        Investment advisory fee                                                         58,190
                                        Transfer agent fee                                                              22,049
                                        Pricing and bookkeeping fees                                                     6,907
                                        Custody fee                                                                      7,433
                                        Distribution and service fees                                                   27,251
                                       Deferred Trustees' fees                                                           6,401
                                       Other liabilities                                                                22,515
                                                                                                              ----------------
                                                                                          Total Liabilities            251,010

                                                                                                 NET ASSETS         82,362,928

         COMPOSITION OF NET ASSETS     Paid-in capital                                                              92,888,199
                                       Overdistributed net investment income                                          (243,635)
                                       Accumulated net realized loss                                               (34,505,419)
                                       Net unrealized appreciation on:
                                        Investments                                                                 24,223,054
                                        Foreign currency translations                                                      729
                                                                                                              ----------------
                                                                                                 NET ASSETS         82,362,928

                           CLASS A     Net assets                                                                   50,441,709
                                       Shares outstanding                                                            2,136,792
                                       Net asset value per share                                                         23.61(a)(b)
                                       Maximum offering price per share ($23.61/0.9425)                                  25.05(c)

                           CLASS B     Net assets                                                                   11,952,990
                                       Shares outstanding                                                              516,312
                                       Net asset value and offering price per share                                      23.15(a)(b)

                           CLASS C     Net assets                                                                   11,968,805
                                       Shares outstanding                                                              510,304
                                       Net asset value and offering price per share                                      23.45(a)(b)

                           CLASS Z     Net assets                                                                    7,999,424
                                       Shares outstanding                                                              327,221
                                       Net asset value, offering and redemption price per share                          24.45(b)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Redemption price per share is equal to net asset value less any applicable redemption fee.
(c) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2005 (UNAUDITED)

                                             COLUMBIA NEWPORT GREATER CHINA FUND

                                                                                                                                ($)
                                              -------------------------------------------------------------------------------------
                         INVESTMENT INCOME    Dividends                                                                     634,539
                                              Interest                                                                        7,767
                                                                                                                   ----------------
                                              Total Investment Income                                                       642,306

                                  EXPENSES    Investment advisory fee                                                       365,159
                                              Distribution fee:
                                               Class B                                                                       41,914
                                               Class C                                                                       39,311
                                              Service fee:
                                               Class A                                                                       61,078
                                               Class B                                                                       13,971
                                               Class C                                                                       13,104
                                              Transfer agent fee                                                             96,161
                                              Pricing and bookkeeping fees                                                   17,092
                                              Trustees' fees                                                                  3,133
                                              Custody fee                                                                    37,300
                                              Non-recurring costs (See Note 8)                                                  676
                                              Other expenses                                                                 63,625
                                                                                                                   ----------------
                                               Total Expenses                                                               752,524
                                              Non-recurring costs assumed by Investment Advisor (See Note 8)                   (676)
                                              Custody earnings credit                                                          (187)
                                                                                                                   ----------------
                                               Net Expenses                                                                 751,661
                                                                                                                   ----------------
                                              Net Investment Loss                                                          (109,355)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON    Net realized gain on:
          INVESTMENTS AND FOREIGN CURRENCY     Investments                                                                  852,415
                                               Foreign currency transactions                                                 21,343
                                                                                                                   ----------------
                                                 Net realized gain                                                          873,758

                                              Net change in unrealized appreciation/depreciation on:
                                               Investments                                                               10,208,614
                                               Foreign currency translations                                                    503
                                                                                                                   ----------------
                                                 Net change in unrealized appreciation/depreciation                      10,209,117
                                                                                                                   ----------------
                                              Net Gain                                                                   11,082,875
                                                                                                                   ----------------
                                              Net Increase in Net Assets from Operations                                 10,973,520

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             COLUMBIA NEWPORT GREATER CHINA FUND

                                                                                                    (UNAUDITED)
                                                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                                                     FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                     2005 ($)         2004 ($)
------------------------------------------    -----------------------------------------------------------------------------------
                                OPERATIONS    Net investment income (loss)                              (109,355)         490,889
                                              Net realized gain on investments and
                                               foreign currency transactions                             873,758        3,011,456
                                              Net change in unrealized appreciation/depreciation
                                               on investments and foreign currency translations       10,209,117        4,744,596
                                                                                                  -------------------------------
                                               Net Increase from Operations                           10,973,520        8,246,941
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:
                                               Class A                                                  (470,125)        (271,209)
                                               Class B                                                   (28,877)              --
                                               Class C                                                   (26,795)              --
                                               Class Z                                                   (73,253)         (33,006)
                                                                                                  -------------------------------
                                               Total Distributions Declared to Shareholders             (599,050)        (304,215)
                        SHARE TRANSACTIONS    Class A:
                                               Subscriptions                                           4,772,091       11,934,006
                                               Distributions reinvested                                  375,691          202,579
                                               Redemptions                                            (8,549,658)     (13,899,730)
                                                                                                  -------------------------------
                                                 Net Decrease                                         (3,401,876)      (1,763,145)
                                              Class B:
                                               Subscriptions                                           1,212,093        8,194,945
                                               Distributions reinvested                                   20,937               --
                                               Redemptions                                            (1,290,886)      (3,513,395)
                                                                                                  -------------------------------
                                                 Net Increase (Decrease)                                 (57,856)       4,681,550
                                              Class C:
                                               Subscriptions                                           1,930,492       10,274,672
                                               Distributions reinvested                                   21,479               --
                                               Redemptions                                              (853,722)      (4,715,322)
                                                                                                  -------------------------------
                                                 Net Increase                                          1,098,249        5,559,350
                                              Class Z:
                                               Subscriptions                                           2,469,207        6,509,751
                                               Distributions reinvested                                   60,968           19,453
                                               Redemptions                                              (551,428)      (3,704,101)
                                                                                                  -------------------------------
                                                 Net Increase                                          1,978,747        2,825,103
                                              Net Increase (Decrease) from Share Transactions           (382,736)      11,302,858
                                              Redemption fees                                                961            7,435
                                                                                                  -------------------------------
                                                   Total Increase in Net Assets                        9,992,695       19,253,019
                                NET ASSETS    Beginning of period                                     72,370,233       53,117,214
                                              End of period (including (overdistributed)
                                               undistributed net investment income
                                               of $(243,635) and $464,770, respectively)              82,362,928       72,370,233
                         CHANGES IN SHARES    Class A:
                                               Subscriptions                                             213,372          587,185
                                               Issued for distributions reinvested                        16,263           10,373
                                               Redemptions                                              (383,987)        (693,251)
                                                                                                  -------------------------------
                                                 Net Decrease                                           (154,352)         (95,693)
                                              Class B:
                                               Subscriptions                                              55,566          402,492
                                               Issued for distributions reinvested                           922               --
                                               Redemptions                                               (59,019)        (176,010)
                                                                                                  -------------------------------
                                                 Net Increase (Decrease)                                  (2,531)         226,482
                                              Class C:
                                               Subscriptions                                              86,335          507,747
                                               Issued for distributions reinvested                           934               --
                                               Redemptions                                               (38,453)        (232,916)
                                                                                                  -------------------------------
                                                 Net Increase                                             48,816          274,831
                                              Class Z:
                                               Subscriptions                                             106,282          308,478
                                               Issued for distributions reinvested                         2,550              963
                                               Redemptions                                               (23,928)        (174,971)
                                                                                                  -------------------------------
                                                 Net Increase                                             84,904          134,470

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2005 (UNAUDITED)                COLUMBIA NEWPORT GREATER CHINA FUND

NOTE 1. ORGANIZATION

Columbia Newport Greater China Fund (the "Fund"), a series of Columbia Funds Trust II (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in the Greater China Region.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended August 31, 2004 was as follows:

                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
Distributionss paid from:
    Ordinary income                                                $     304,215

Unrealized appreciation and depreciation at February 28, 2005, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                                        $  27,315,065
    Unrealized depreciation                                           (3,092,011)
                                                                   -------------
     Net unrealized appreciation                                   $  24,223,054

The following capital loss carryforwards, determined as of August 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                  CAPITAL LOSS
           EXPIRATION                CARRYFORWARD
-----------------------------------------------------------------
              2007                   $ 29,627,550
              2008                        703,958
              2010                      5,047,669
                                     $ 35,379,177

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------------
         First $1 billion                 0.95%
         Next $500 million                0.87%
         Next $1.5 billion                0.82%
         Next $3 billion                  0.77%
         Over $6 billion                  0.72%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------------
         First $1 billion                 0.95%
         Next $500 million                0.90%
         Over $1.5 billion                0.85%

For the six months ended February 28, 2005, the Fund's annualized effective investment advisory fee rate was 0.95%.

ADMINISTRATION FEES

Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended February 28, 2005, the Fund's annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.044%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended February 28, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.25%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended February 28, 2005, the Distributor has retained net underwriting discounts of $14,477 on sales of the Fund's Class A shares and received CDSC fees of $9,651 and $2,399 on Class B and Class C share redemptions, respectively for the period.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended February 28, 2005, the Fund paid $791 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 28, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,803,676 and $4,445,507, respectively.

NOTE 6. REDEMPTION FEES

The Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Effective January 3, 2005, the Fund also began imposing a 2.00% redemption fee to shareholders of Class A, Class B and Class C shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the six months ended February 28, 2005, the redemption fees for Class A, Class B, Class C and Class Z shares of the Fund amounted to $600, $140, $135 and $86, respectively.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended February 28, 2005, the Fund did not borrow under this arrangement.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to February 28, 2005 (Unaudited) Columbia Newport Greater China Fundcollectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

On March 2, 2005, four civil revenue sharing actions alleging, among other things, that various mutual funds advised by Columbia Management and certain other affiliates inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers and did not February 28, 2005 (Unaudited) Columbia Newport Greater China Fund fully disclose such arrangements to shareholders, and charged excessive 12b-1 fees, were consolidated into a single action in the United States District Court for Massachusetts (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK). The consolidated complaint has not yet been filed.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended February 28, 2005, Columbia has assumed $676 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                             COLUMBIA NEWPORT GREATER CHINA FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     (UNAUDITED)
                                   SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                     FEBRUARY 28,         --------------------------------------------------------------------
CLASS A SHARES                           2005                2004          2003(a)      2002(a)        2001(a)        2000(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $          20.64       $    17.88       $  14.29     $  14.91      $   19.98      $   13.94

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                             (0.01)            0.17           0.14         0.10           0.12           0.05
Net realized and unrealized
gain (loss) on investments
and foreign currency                           3.19             2.70           3.53        (0.57)         (5.19)          5.99
                                   ----------------       ----------       --------     --------      ---------      ---------
Total from Investment
Operations                                     3.18             2.87           3.67        (0.47)         (5.07)          6.04

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                    (0.21)           (0.11)         (0.08)       (0.15)            --             --

REDEMPTION FEES:
Redemption fees added
to paid-in-capital                               --(b)(c)         --(b)(c)       --           --             --             --

NET ASSET VALUE, END OF PERIOD     $          23.61       $    20.64       $  17.88     $  14.29      $   14.91      $   19.98
Total return (d)                              15.43%(e)        16.11%         25.84%(f)    (3.22)%(f)    (25.38)%(f)     43.33%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                         1.76%(h)         1.89%          2.15%        2.15%          2.15%          2.15%
Interest expense                                 --               --             --%(i)       --%(i)         --             --
Expenses (g)                                   1.76%(h)         1.89%          2.15%        2.15%          2.15%          2.15%
Net investment income (loss) (g)              (0.06)%(h)        0.84%          0.97%        0.65%          0.68%          0.26%
Waiver/reimbursement                             --               --           0.37%        0.29%          0.21%          0.10%
Portfolio turnover rate                           4%(e)           25%            33%          16%            14%            28%
Net assets, end of period (000's)  $         50,442       $   47,282       $ 42,685     $ 33,201      $  37,652      $  64,722

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     (UNAUDITED)
                                   SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                     FEBRUARY 28,         --------------------------------------------------------------------
CLASS B SHARES                           2005                2004          2003(a)      2002(a)        2001(a)        2000(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $          20.18       $    17.51       $  14.02     $  14.63      $   19.75      $   13.88

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                             (0.09)            0.05           0.04        (0.02)         (0.01)         (0.09)
Net realized and unrealized
gain (loss) on investments
and foreign currency                           3.12             2.62           3.45        (0.55)         (5.11)          5.96
                                   ----------------       ----------       --------     --------      ---------      ---------
Total from Investment
Operations                                     3.03             2.67           3.49        (0.57)         (5.12)          5.87

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                    (0.06)              --             --        (0.04)            --             --

REDEMPTION FEES:
Redemption fees added
to paid-in-capital                               --(b)(c)         --(b)(c)       --           --             --             --

NET ASSET VALUE, END OF PERIOD     $          23.15       $    20.18       $  17.51     $  14.02      $   14.63      $   19.75
Total return (d)                              15.00%(e)        15.25%         24.89%(f)    (3.93)%(f)    (25.92)%(f)     42.29%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                         2.51%(h)         2.64%          2.90%        2.90%          2.90%          2.90%
Interest expense                                 --               --             --%(i)       --%(i)         --             --
Expenses (g)                                   2.51%(h)         2.64%          2.90%        2.90%          2.90%          2.90%
Net investment income (loss) (g)              (0.85)%(h)        0.23%          0.30%       (0.10)%        (0.07)%        (0.49)%
Waiver/reimbursement                             --               --           0.37%        0.29%          0.21%          0.10%
Portfolio turnover rate                           4%(e)           25%            33%          16%            14%            28%
Net assets, end of period (000's)  $         11,953       $   10,471       $  5,121     $  3,850      $   4,151     $    6,335

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     (UNAUDITED)
                                   SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                     FEBRUARY 28,         --------------------------------------------------------------------
CLASS C SHARES                           2005                2004          2003(a)      2002(a)        2001(a)        2000(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $          20.45       $    17.76       $  14.22     $  14.84      $   20.03      $   14.10

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                             (0.10)            0.04           0.05        (0.02)         (0.01)         (0.09)
Net realized and unrealized
gain (loss) on investments
and foreign currency                           3.16             2.65           3.49        (0.56)         (5.18)          6.02
                                   ----------------       ----------       --------     --------      ---------      ---------
Total from Investment
Operations                                     3.06             2.69           3.54        (0.58)         (5.19)          5.93

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                    (0.06)              --             --        (0.04)            --             --

REDEMPTION FEES:
Redemption fees added
to paid-in-capital                              --(b)(c)          --(b)(c)       --           --             --             --

NET ASSET VALUE, END OF PERIOD     $          23.45       $    20.45       $  17.76     $  14.22      $   14.84      $   20.03
Total return (d)                              14.95%(e)        15.15%         24.89%(f)    (3.94)%(f)    (25.91)%(f)     42.06%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                         2.51%(h)         2.64%          2.90%        2.90%          2.90%          2.90%
Interest expense                                 --               --             --%(i)       --%(i)         --             --
Expenses (g)                                   2.51%(h)         2.64%          2.90%        2.90%          2.90%          2.90%
Net investment income (loss) (g)              (0.89)%(h)        0.20%          0.35%       (0.10)%        (0.07)%        (0.49)%
Waiver/reimbursement                             --               --           0.37%        0.29%          0.21%          0.10%
Portfolio turnover rate                           4%(e)           25%            33%          16%            14%            28%
Net assets, end of period (000's)  $         11,969       $    9,436       $  3,316     $  1,812      $   1,352      $   1,296

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                     (UNAUDITED)
                                   SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                     FEBRUARY 28,         --------------------------------------------------------------------
CLASS Z SHARES                           2005                2004          2003(a)      2002(a)        2001(a)        2000(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $          21.38       $    18.51       $  14.41     $  15.05      $   20.11      $   14.01

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (b)                        --(c)          0.22           0.11         0.14           0.16           0.09
Net realized and unrealized
gain (loss) on investments
and foreign currency                           3.33             2.81           4.10        (0.59)         (5.22)          6.01
                                   ----------------       ----------       --------     --------      ---------      ---------
Total from Investment
Operations                                     3.33             3.03           4.21        (0.45)         (5.06)          6.10

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                    (0.26)           (0.16)         (0.12)       (0.19)            --             --

REDEMPTION FEES:
Redemption fees added
to paid-in-capital                               --(b)(c)         --(b)(c)     0.01           --             --             --

NET ASSET VALUE, END OF PERIOD     $          24.45       $    21.38       $  18.51     $  14.41      $   15.05      $   20.11
Total return (d)                              15.61%(e)        16.44%         29.51%(f)    (3.10)%(f)    (25.16)%(f)     43.54%(f)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                         1.51%(h)         1.64%          1.90%        1.90%          1.90%          1.90%
Interest expense                                 --               --             --%(i)       --%(i)         --             --
Expenses (g)                                   1.51%(h)         1.64%          1.90%        1.90%          1.90%          1.90%
Net investment income (g)                      0.01%(h)         1.06%          0.70%        0.90%          0.93%          0.51%
Waiver/reimbursement                             --               --           0.37%        0.29%          0.21%          0.10%
Portfolio turnover rate                           4%(e)           25%            33%          16%            14%            28%
Net assets, end of period (000's)  $          7,999       $    5,182       $  1,996     $    138      $     145      $     164

(a) For the years ended August 31, 2003, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Not annualized
(f) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%

IMPORTANT INFORMATION ABOUT THIS REPORT

                                             COLUMBIA NEWPORT GREATER CHINA FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA NEWPORT GREATER CHINA FUND SEMIANNUAL REPORT, FEBRUARY 28, 2005        PRSRT STD
                                                                              U.S. POSTAGE
                                                                                  PAID
                                                                              HOLLISTON, MA
                                                                              PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]


(C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                736-03/729U-0205 (04/05) 05/5131

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)                        Columbia Funds Trust II
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                April 27, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                April 27, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                April 27, 2005
    ----------------------------------------------------------------------------